UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
October 29, 2026 (October 28, 2026)
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Place de la Gare,	L-1616	Luxembourg	L-1616
Grand Duchy of Luxembourg
(Address of principal executive offices)			(Zip Code)
+352 27866850
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 28, 2026, Edmond Mesrobian notified the Board of Directors (the “Board”) of Criteo S.A. (the “Company” or “Lux Criteo”) of his decision to resign as a member of the Board and its Compensation Committee (the “Compensation Committee”), effective immediately. Mr. Mesrobian’s resignation did not result from a disagreement with the Company or the Board on any matter relating to the Company’s operations, policies, or practices.
Also on October 28, 2026, the Board appointed by co-optation Jianchang Mao to fill the vacancy on the Board arising as a result of Mr. Mesrobian’s resignation, effective immediately. In accordance with Luxembourg law, Mr. Mao’s term will last until the next general meeting of shareholders of the Company, which is expected to be the general meeting of shareholders of the Company to vote upon matters relating to the previously announced redomiciliation of the Company from Luxembourg to the United States via the cross-border merger (the “U.S. Merger”) of the Company with and into Criteo Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“U.S. Criteo”), as further described in the Registration Statement on Form S-4 (Reg. No. 333-298014) filed with the U.S. Securities and Exchange Commission (the “SEC”) by U.S. Criteo on August 5, 2026. It is expected that Mr. Mao will be appointed to serve on the Board of Directors of U.S. Criteo at the effective time of the U.S. Merger.
The Board has determined that Mr. Mao is independent in accordance with the applicable rules of Nasdaq and the SEC.
Mr. Mao is a seasoned technology executive and investor with more than 30 years of experience in artificial intelligence (“AI”), digital advertising, and search, including more than 20 years leading global research, product, and engineering organizations. He is a General Partner and Distinguished Fellow at Fellows Fund, an investment firm focused on AI-native companies.
Before joining Fellows Fund, Mao served as Vice President of Engineering for Google Assistant, where he led a global organization responsible for its development and foundational AI technologies, including natural language processing, large language models and speech technologies.
Previously, Mao spent nine years at Microsoft, most recently as Corporate Vice President and General Manager of Microsoft Advertising Product and Engineering. In that role, he led the global product and engineering organization responsible for Microsoft’s search and native advertising marketplace. Earlier in his career, Mao served as Vice President of Advertising Sciences at Yahoo! and held technology leadership roles at Verity. He began his career as a researcher at IBM’s Almaden Research Center.
Mao is a Fellow of the Institute of Electrical and Electronics Engineers (IEEE) and holds a Ph.D. in computer science from Michigan State University, as well as master’s and bachelor’s degrees from East China Normal University.
There are no arrangements or understandings between Mr. Mao and any other persons pursuant to which Mr. Mao was elected as a director, nor has he been party to any reportable transactions with the Company pursuant to Item 404(a) of Regulation S-K.
Mr. Mao will receive compensation in accordance with the Company’s standard independent director compensation program, a description of which is set forth in the section entitled “Director Compensation—Independent Director Compensation” in the Company’s Annual Proxy Statement filed with the SEC on Schedule 14A on May 8, 2026. Mr. Mao has entered into the Company’s standard form of indemnification agreement for its directors and officers.
On October 29, 2026, the Company issued a press release announcing the changes to the Board. A copy of the press release is furnished as Exhibit 99.1 to this report.

Disclaimers.
Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include statements with respect to the U.S. Merger and our financial condition, results of operations, cash flows, plans, objectives, future performance and business and the assumptions underlying such statements. By way of illustration, words such as “anticipate”, “believe”, “expect”, “intend”, “estimate”, “project”, “will”, “should”, “could”, “may”, “predict” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. We base forward-looking statements on our current assumptions, expectations, estimates and projections about us and the markets that we serve in light of our industry experience, as well as our perception of historical trends, current conditions, expected future developments and other factors that we believe are appropriate under the circumstances. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict and often outside of our control. Therefore, actual outcomes and results may differ materially from those expressed in forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors, including, among others: failure to retain Mr. Mao as a director, or to appoint Mr. Mao as a director at the effective time of the U.S. Merger; failure to obtain the required shareholder vote to adopt the proposals needed to complete the U.S. Merger; failure to satisfy any of the other conditions to the U.S. Merger; the U.S. Merger not being completed; the impact or outcome of any legal proceedings or regulatory actions that may be instituted against us in connection with the U.S. Merger; failure to list our common stock on the New York Stock Exchange following the U.S. Merger or maintain our listing thereafter; inability to take advantage of the potential strategic opportunities provided by, and realize the potential benefits of, the U.S. Merger; the disruption of current plans and operations; the disruption to our relationships, including with employees, landowners, suppliers, lenders, partners, governments and shareholders; the future financial performance of Lux Criteo or U.S. Criteo, including our anticipated growth rate and market opportunity; changes in shareholders’ rights as a result of the U.S. Merger; difficulty in adapting to operating under the laws of Luxembourg or the United States; the delay or abandonment of the U.S. Merger; costs or taxes related to the U.S. Merger; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the marketing industry; changes in applicable laws or accounting practices; failure related to our technology and our ability to innovate and respond to changes in technology; uncertainty regarding our ability to access a consistent supply of internet display advertising inventory and expand access to such inventory; investments in new business opportunities and the timing of these investments; whether the projected benefits of strategic transactions materialize as expected; uncertainty regarding our international operations and expansion, including related to changes in a specific country’s or region’s political or economic conditions or policies (such as changes in or new tariffs); the impact of competition; uncertainty regarding legislative, regulatory or self-regulatory developments regarding data privacy matters and the impact of efforts by other participants in our industry to comply therewith; our ability to obtain and utilize certain data as a result of consumer concerns regarding data collection and sharing, as well as potential limitations in accessing data from third parties; failure to enhance our brand cost-effectively; recent growth rates not being indicative of future growth; our ability to manage growth, potential fluctuations in operating results; our ability to grow our base of clients; risks related to future opportunities and plans, including the uncertainty of expected future financial performance and results; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Lux Criteo’s and U.S. Criteo’s filings with the SEC and reports, including Lux Criteo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended, subsequent Quarterly Reports on Form 10-Q and the Registration Statement on Form S-4 filed by U.S. Criteo in connection with the U.S. Merger, as well as future filings and reports by Lux Criteo and U.S. Criteo. As a result of these and other factors, no assurance can be given as to our future results and achievements. Accordingly, a forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.
Additional Information and Where to Find It
In connection with the U.S. Merger, U.S. Criteo filed a Registration Statement on Form S-4 with the SEC that includes a preliminary proxy statement for a special meeting of Lux Criteo’s shareholders to approve the U.S.

Merger and related proposals and also constitutes a preliminary prospectus of U.S. Criteo. After the Registration Statement on Form S-4 is declared effective, the definitive proxy statement / prospectus and other relevant documents will be made available to Lux Criteo’s shareholders as of the record date established for voting on the U.S. Merger and related proposals as will be set forth in the proxy statement / prospectus. Lux Criteo and U.S. Criteo may also file other relevant documents with the SEC regarding the U.S. Merger. This report is not a substitute for the Registration Statement on Form S-4, the proxy statement / prospectus or any other document that Lux Criteo or U.S. Criteo may file with the SEC with respect to the U.S. Merger (in each case, if and when available). The definitive proxy statement / prospectus will be made available to Lux Criteo’s shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT / PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LUX CRITEO, U.S. CRITEO AND THE U.S. MERGER. Shareholders will be able to obtain copies of these materials (if and when they are available) and other documents containing important information about Lux Criteo, U.S. Criteo and the U.S. Merger, once such documents are filed with the SEC, free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Lux Criteo are made available free of charge on Lux Criteo’s investor relations website at criteo.investorroom.com.
No Offer or Solicitation
This report is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the U.S. Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.
Participants in the Solicitation
Lux Criteo and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Lux Criteo’s shareholders in connection with the U.S. Merger. Information about Lux Criteo’s directors and executive officers is set forth in the proxy statement for Lux Criteo’s 2026 Annual Meeting of Shareholders, which was filed with the SEC on May 8, 2026. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement / prospectus and other relevant materials regarding the U.S. Merger to be filed with the SEC if and when they become available. These documents can be obtained free of charge from the sources indicated above in “Additional Information and Where to Find It” if and when they become available.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 29, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: October 29, 2026	By:	/s/ Richard van 't Hof
	Name:	Richard van 't Hof
	Title:	Daily Manager and Authorized Signatory